                            NATIONS BALANCED TARGET
                              MATURITY FUND, INC.




                                  A N N U A L
                                  R E P O R T


                       For the year ended March 31, 2002




                                                                         NATIONS
                                                                        BALANCED
                                                                          TARGET
                                                                   MATURITY FUND


          NOT                                                   MAY LOSE VALUE
          FDIC-
          INSURED                                               NO BANK GUARANTEE

SHARES OF THE COMPANY ARE NOT DEPOSITS OR OTHER OBLIGATIONS OF, OR ISSUED, ENDORSED OR GUARANTEED BY BANK OF AMERICA CORPORATION ("BANK OF AMERICA") OR ANY OF ITS AFFILIATES. SUCH SHARES ARE NOT INSURED BY THE U.S. GOVERNMENT, THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD OR ANY OTHER GOVERNMENT AGENCY. AN INVESTMENT IN THE COMPANY INVOLVES CERTAIN RISKS, INCLUDING POSSIBLE LOSS OF PRINCIPAL.

AFFILIATES OF BANK OF AMERICA PROVIDE INVESTMENT ADVISORY AND OTHER SERVICES TO THE COMPANY, FOR WHICH THEY ARE COMPENSATED.

NATIONS BALANCED TARGET MATURITY FUND, INC.

DEAR SHAREHOLDER:

We welcome this opportunity to provide you with the annual report for Nations Balanced Target Maturity Fund, Inc. (the "Company") for the 12-month period ended March 31, 2002.

INVESTMENT OBJECTIVE

The Company, which trades on the New York Stock Exchange under the symbol "NBM," is a closed-end diversified investment management company. For shareholders of the Company who purchased shares during the initial public offering and have reinvested all distributions, the investment objective is to return at least the principal investment on the maturity date of September 30, 2004. In addition, for all shareholders, the Company seeks long-term growth with income as a secondary consideration.

PORTFOLIO PERFORMANCE AND ASSET ALLOCATION

The Company continued to pursue its long-term objective over the reporting period by investing a majority of its assets in zero coupon U.S. Treasury obligations and the balance of its assets in equity securities.

For the 12-month period ended March 31, 2002, the total return of Nations Balanced Target Maturity Fund, Inc. was 8.35%(1), based on an ending market value of $9.63. Over this period, the Company distributed $0.44 per share of ordinary income to its shareholders. As of March 31, 2002, 87.7% of the Company's portfolio was invested in zero coupon U.S. Treasury obligations and 12.3% was invested in common stocks. A breakdown of portfolio holdings by asset type follows:

          PORTFOLIO BREAKDOWN (AS A % OF NET ASSETS AS OF 3/31/02)(2)

                                  [PIE CHART]




  87.7%  U.S. Treasury obligations
   1.4%  Commercial banking
   1.0%  Integrated oil
   0.6%  Aerospace and defense
   0.6%  Consumer credit and mortgages
   0.6%  Investment services
   0.6%  Tobacco
   0.5%  Specialty stores
   0.5%  Insurance
   0.4%  Paper and forest products
   6.1%  Other

INVESTMENT PHILOSOPHY

The fixed income portion of the Company is invested in zero coupon U.S. Treasury obligations, which were purchased at or about the Company's inception date. The zero coupon U.S. Treasury obligations will be held to the Company's maturity date with the intent of assisting it to achieve its investment objective of seeking to provide a return of investment on September 30, 2004, to investors who purchased shares in the initial public offering and who reinvest all dividends and hold their shares to such date.

The equity portion of the Company is managed through a disciplined, value-oriented style of investing. Specifically, we believe that undervalued and misunderstood stocks deliver superior risk-adjusted performance over time. Further, we

---------------

  PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

(1) The average annual total return since inception (6/30/94) based on the market price was 8.51%. Total return represents the change over a specific period of time in the value of an investment in the Company after reinvesting all income and capital gains.

(2) Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics.

believe companies can go through periods when their fundamentals deteriorate, resulting in their stock being priced below what we perceive to be fairly valued. We believe the best way to locate these investment opportunities is to utilize a disciplined investment process that combines a valuation screen, fundamental research and a comprehensive risk management strategy.

MARKET ENVIRONMENT AND PORTFOLIO STRATEGY

In the twelve difficult months since our last report, U.S. investors sustained a series of significant political and economic blows. Recession, terrorism and war, combined with the collapse of one of the country's largest companies amid allegations of fraud and deceit, helped weaken U.S. equity markets. And yet, as the fiscal year came to a close, the country and the economy appeared to be gaining strength.

Cyclical sectors, such as materials and producer durables as well as consumer-oriented sectors such as consumer discretionaries and consumer staples advanced strongly in the twelve months ended March 31, 2002, as the market began discounting an economic rebound. Meanwhile, energy demand collapsed, undermined by a weak economy and mild weather, sending energy and utility stocks lower. Technology and telecommunications continued to suffer as well as the excesses of the "dot.com" bubble continued to be unwound.

On a relative basis, the Company benefited from its overweighting in the consumer staples and transportation sectors, its underweighting in the telecommunications sector and favorable stock picking in the producer durables and technology sectors.

        TOP TEN EQUITY HOLDINGS (AS A % OF NET ASSETS AS OF 3/31/02)(2)

   Citigroup Inc......................................  0.4%
   Philip Morris Companies Inc........................  0.4%
   US Bancorp.........................................  0.4%
   Honeywell International Inc........................  0.4%
   Raytheon Company...................................  0.4%
   Merrill Lynch & Company, Inc.......................  0.3%
   FleetBoston Financial Corporation..................  0.3%
   Verizon Communications Inc.........................  0.3%
   Exxon Mobil Corporation............................  0.3%
   Comcast Corporation, Class A.......................  0.3%

During the fiscal year ended March 31, 2002, value stocks once again generally outperformed growth stocks as many investors largely expected an economic recovery in the U.S., thereby rotating into value-oriented cyclical companies -- a pattern that is typical at this time in the economic cycle. While many of the Company's holdings have benefited from expectations of an economic recovery, we remain cautious in our outlook.

We believe that, while the U.S. economy will soon regain its momentum, the path to recovery may contain more bumps than investors expect. Consumer and corporate debt remain at high levels, accounting worries and corporate bankruptcies continue to create uncertainty, and while inventories are being replenished, true demand and profit growth remain unimpressive.

As we look ahead, any shift in the Company's positioning will reflect our thoughts about what we are seeing at the company level. Our "bottom-up" investment process and focus on valuation has led us to become less enthusiastic about cyclically oriented sectors, and we are currently seeking to find value in other sectors of the market. As a result, shareholders may witness the Company's sector and individual stock weightings shift moderately as we seek to find new areas of value. What will not shift, however, is our commitment to the disciplines of our investment process -- fundamental research, quantitative analysis and risk management. We remain confident that, over the long-term, these principles will enable us to continue to locate attractive investment opportunities for our shareholders.

Thank you for your investment in Nations Balanced Target Maturity Fund, Inc. The Company looks forward to its next report to shareholders.

Sincerely,

/s/ ROBERT H. GORDON
ROBERT H. GORDON
PRESIDENT

March 31, 2002

---------------

(2) Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics.
 2

Nations Balanced Target Maturity Fund, Inc.

  STATEMENT OF NET ASSETS                                     MARCH 31, 2002


                                                                               VALUE
 SHARES                                                                        (000)
-------------------------------------------------------------------------------------
            COMMON STOCKS -- 11.9%
            AEROSPACE AND DEFENSE -- 0.6%
   4,600    Raytheon Company...............................................   $   189
   1,900    United Technologies Corporation................................       141
                                                                              -------
                                                                                  330
                                                                              -------
            AIRLINES -- 0.3%
   5,800    AMR Corporation!!..............................................       153
                                                                              -------
            AUTOMOTIVE -- 0.3%
   1,400    General Motors Corporation.....................................        85
   2,700    Goodyear Tire & Rubber Company.................................        69
                                                                              -------
                                                                                  154
                                                                              -------
            BEVERAGES -- 0.3%
   1,041    Brown-Forman Corporation, Class B..............................        76
   1,400    Diageo plc, ADR................................................        73
                                                                              -------
                                                                                  149
                                                                              -------
            BROADCASTING AND CABLE -- 0.3%
   5,100    Comcast Corporation, Class A...................................       162
                                                                              -------
            CHEMICALS -- BASIC -- 0.1%
   2,266    The Dow Chemical Company.......................................        74
                                                                              -------
            COMMERCIAL BANKING -- 1.4%
   4,350    Citigroup Inc. ................................................       215
   5,025    FleetBoston Financial Corporation..............................       176
   2,725    J.P. Morgan Chase & Company....................................        97
   8,975    US Bancorp.....................................................       203
   2,800    Wachovia Corporation...........................................       104
                                                                              -------
                                                                                  795
                                                                              -------
            COMPUTER SERVICES -- 0.1%
   1,100    Electronic Data Systems Corporation............................        64
                                                                              -------
            COMPUTERS AND OFFICE EQUIPMENT -- 0.2%
   1,000    International Business Machines Corporation....................       104
                                                                              -------
            CONSUMER CREDIT AND MORTGAGES -- 0.6%
   2,400    American Express Company.......................................        98
   2,025    Freddie Mac....................................................       129
   1,900    MBNA Corporation...............................................        73
                                                                              -------
                                                                                  300
                                                                              -------
            DIVERSIFIED MANUFACTURING -- 0.4%
   5,100    Honeywell International Inc....................................       195
                                                                              -------
            ELECTRIC POWER -- NON NUCLEAR -- 0.1%
   1,600    Public Service Enterprise Group Inc............................        73
                                                                              -------
            ELECTRIC POWER -- NUCLEAR -- 0.2%
   1,800    Dominion Resources, Inc. ......................................       117
                                                                              -------
            EXPLORATION AND PRODUCTION -- 0.2%
   1,800    Anadarko Petroleum Corporation.................................       102
                                                                              -------

                                                                               VALUE
 SHARES                                                                        (000)
-------------------------------------------------------------------------------------
            FOOD PRODUCTS -- 0.2%
   3,500    Kellogg Company................................................   $   117
                                                                              -------
            HEALTH SERVICES -- 0.1%
     825    Trigon Healthcare, Inc.!!......................................        61
                                                                              -------
            HOUSEHOLD PRODUCTS -- 0.1%
     920    The Estee Lauder Companies Inc., Class A.......................        31
                                                                              -------
            INSURANCE -- 0.5%
     850    American International Group, Inc..............................        61
   1,000    Chubb Corporation..............................................        73
   2,030    Prudential Financial, Inc.!!...................................        63
   3,800    Travelers Property Casualty Corporation, Class A!!.............        76
                                                                              -------
                                                                                  273
                                                                              -------
            INTEGRATED OIL -- 1.0%
   1,500    ChevronTexaco Corporation......................................       135
   3,800    Exxon Mobil Corporation........................................       167
   4,200    Occidental Petroleum Corporation...............................       122
   1,400    Phillips Petroleum Company.....................................        88
                                                                              -------
                                                                                  512
                                                                              -------
            INVESTMENT SERVICES -- 0.6%
   3,300    Merrill Lynch & Company, Inc. .................................       183
   2,300    Morgan Stanley Dean Witter & Company...........................       132
                                                                              -------
                                                                                  315
                                                                              -------
            LODGING AND RECREATION -- 0.3%
   2,500    Carnival Corporation...........................................        82
   1,700    Starwood Hotels & Resorts Worldwide, Inc.......................        64
                                                                              -------
                                                                                  146
                                                                              -------
            MEDICAL DEVICES AND SUPPLIES -- 0.2%
     349    Hillenbrand Industries, Inc....................................        22
   2,507    Zimmer Holdings, Inc.!!........................................        85
                                                                              -------
                                                                                  107
                                                                              -------
            METALS AND MINING -- 0.2%
   2,900    Alcoa Inc......................................................       109
                                                                              -------
            NATURAL GAS DISTRIBUTION -- 0.1%
   1,200    El Paso Corporation............................................        53
                                                                              -------
            OILFIELD SERVICES -- 0.2%
   1,000    BJ Services Company!!..........................................        34
   1,900    Nabors Industries, Inc.!!......................................        81
                                                                              -------
                                                                                  115
                                                                              -------
            PAPER AND FOREST PRODUCTS -- 0.4%
   1,400    Bowater Inc....................................................        70
   3,000    International Paper Company....................................       129
                                                                              -------
                                                                                  199
                                                                              -------
            PHARMACEUTICALS -- 0.3%
     900    Pharmacia Corporation..........................................        41
   3,900    Schering-Plough Corporation....................................       122
                                                                              -------
                                                                                  163
                                                                              -------

                       SEE NOTES TO FINANCIAL STATEMENTS.

Nations Balanced Target Maturity Fund, Inc.

  STATEMENT OF NET ASSETS (CONTINUED)                         MARCH 31, 2002


                                                                               VALUE
 SHARES                                                                        (000)
-------------------------------------------------------------------------------------
            RAILROADS, TRUCKING AND SHIPPING -- 0.3%
   2,100    CSX Corporation................................................   $    80
   1,200    Union Pacific Corporation......................................        75
                                                                              -------
                                                                                  155
                                                                              -------
            REAL ESTATE INVESTMENT TRUSTS (REITS) -- 0.2%
   3,100    Equity Office Properties Trust.................................        93
                                                                              -------
            RESTAURANTS -- 0.3%
   5,291    McDonald's Corporation.........................................       147
                                                                              -------
            SEMICONDUCTORS -- 0.3%
   2,000    Micron Technology, Inc.!!......................................        66
   2,900    Teradyne, Inc.!!...............................................       114
                                                                              -------
                                                                                  180
                                                                              -------
            SOFTWARE -- 0.2%
   4,400    Cadence Design Systems, Inc.!!.................................        99
                                                                              -------
            SPECIALTY STORES -- 0.4%
     600    American Eagle Outfitters, Inc.!!..............................        15
   2,400    Gap, Inc.......................................................        36
   3,300    Staples, Inc.!!................................................        66
   4,270    Toys R Us, Inc.!!..............................................        77
                                                                              -------
                                                                                  194
                                                                              -------
            TELECOMMUNICATIONS SERVICES -- 0.3%
   3,800    Verizon Communications Inc.....................................       173
                                                                              -------
            TOBACCO -- 0.6%
   3,900    Philip Morris Companies Inc....................................       206
   2,700    UST Inc........................................................       105
                                                                              -------
                                                                                  311
                                                                              -------
            TOTAL COMMON STOCKS
              (Cost $5,603)................................................     6,325
                                                                              -------
PRINCIPAL
 AMOUNT
 (000)
---------
            CONVERTIBLE BONDS AND NOTES -- 0.1%
            SPECIALTY STORES -- 0.1%
              (Cost $25)
 $    25    Gap, Inc.,
              5.750% 03/15/09@.............................................        29
                                                                              -------
            U.S. TREASURY OBLIGATIONS -- 87.7%
            U.S. TREASURY STRIPS -- 87.7%
  16,120    Interest only,
              7.440%** 08/15/04............................................    14,672
  15,257    TIGR, Interest Receipt,
              7.460%** 08/15/04............................................    13,779
  20,000    TIGR, Principal Receipt,
              7.440%** 08/15/04............................................    18,062
                                                                              -------
            TOTAL U.S. TREASURY OBLIGATIONS
              (Cost $43,176)...............................................    46,513
                                                                              -------

                                                                               VALUE
                                                                               (000)
  --------------------------------------------------------------------------------
---------
            TOTAL INVESTMENTS
              (Cost $48,804*).......................................   99.7%  $52,867
                                                                              -------
            OTHER ASSETS AND LIABILITIES (NET)......................    0.3%
            Cash...........................................................       135
            Receivable for investment securities sold......................       126
            Dividends receivable...........................................        13
            Investment advisory fee payable................................       (16)
            Administration fee payable.....................................       (11)
            Payable for investment securities purchased....................       (15)
            Accrued expenses and other liabilities.........................       (63)
                                                                              -------
            TOTAL OTHER ASSETS AND LIABILITIES (NET).......................       169
                                                                              -------
            NET ASSETS..............................................  100.0%  $53,036
                                                                              =======
            NET ASSETS CONSIST OF:
            Undistributed net investment income............................   $ 1,006
            Accumulated net realized loss on investments sold..............      (830)
            Net unrealized appreciation of investments.....................     4,063
            Paid-in capital................................................    48,797
                                                                              -------
            NET ASSETS.....................................................   $53,036
                                                                              =======
            Net asset value per share
            ($53,036,472 / 5,231,163 shares of common stock outstanding)...    $10.14
                                                                              =======

---------------

 * Federal income tax information (see Note 5).

 **Rate represents annualized yield at date of purchase.

 @ Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

 !!Non-income producing security.

ABBREVIATIONS:
ADR -- American Depository Receipt
TIGR -- Treasury Investor Growth Receipt

                       SEE NOTES TO FINANCIAL STATEMENTS.
 4

Nations Balanced Target Maturity Fund, Inc.

  STATEMENT OF OPERATIONS

For the year ended March 31, 2002

(IN THOUSANDS)
INVESTMENT INCOME:
Interest....................................................     $        3,048
Dividends...................................................                146
                                                                 --------------
    Total investment income.................................              3,194
                                                                 --------------
EXPENSES:
Investment advisory fee.....................................                194
Administration fee..........................................                134
Legal and audit fees........................................                 59
Printing expense............................................                 23
Transfer agent fees.........................................                 48
Directors' fees and expenses................................                 11
Custodian fees..............................................                  8
Other.......................................................                 37
                                                                 --------------
    Total expenses..........................................                514
Fees reduced by credits allowed by the custodian (Note 2)...                 (2)
                                                                 --------------
    Net expenses............................................                512
                                                                 --------------
NET INVESTMENT INCOME/(LOSS)................................              2,682
                                                                 --------------
NET REALIZED AND UNREALIZED GAIN/(LOSS) ON INVESTMENTS:
Net realized gain/(loss) on investments.....................                169
Net change in unrealized appreciation/(depreciation) of
  investments...............................................               (405)
                                                                 --------------
Net realized and unrealized gain/(loss) on investments......               (236)
                                                                 --------------
NET INCREASE/(DECREASE) IN NET ASSETS RESULTING FROM
  OPERATIONS................................................     $        2,446
                                                                 ==============

                       SEE NOTES TO FINANCIAL STATEMENTS.

Nations Balanced Target Maturity Fund, Inc.

  STATEMENT OF CHANGES IN NET ASSETS


                                                                  YEAR ENDED         YEAR ENDED
                                                                   3/31/02            3/31/01
                                                                ---------------------------------
(IN THOUSANDS)
Net investment income/(loss)................................    $        2,682     $        2,533
Net realized gain/(loss) on investments.....................               169                 30
Net change in unrealized appreciation/(depreciation) of
  investments...............................................              (405)             1,668
                                                                --------------     --------------
Net increase/(decrease) in net assets resulting from
  operations................................................             2,446              4,231
Distributions to shareholders from net investment income....            (2,301)            (2,301)
                                                                --------------     --------------
Net increase/(decrease) in net assets.......................               145              1,930
                                                                --------------     --------------
NET ASSETS:
Beginning of year...........................................            52,891             50,961
                                                                --------------     --------------
End of year.................................................    $       53,036     $       52,891
                                                                ==============     ==============
Undistributed net investment income at end of year..........    $        1,006     $          625
                                                                ==============     ==============

                       SEE NOTES TO FINANCIAL STATEMENTS.
 6

Nations Balanced Target Maturity Fund, Inc.

  FINANCIAL HIGHLIGHTS

For a share outstanding throughout each year.

                                             YEAR      YEAR       YEAR      YEAR       YEAR
                                             ENDED     ENDED     ENDED      ENDED     ENDED
                                            3/31/02   3/31/01   3/31/00    3/31/99   3/31/98
                                            -------------------------------------------------
OPERATING PERFORMANCE:
Net asset value, beginning of year........  $ 10.11   $  9.74   $  10.15   $ 10.47   $  10.11
                                            -------   -------   --------   -------   --------
Income from investment operations:
Net investment income.....................     0.51#     0.48#      0.46      0.41#      0.41
Net realized and unrealized gain/(loss) on
  investments.............................    (0.04)     0.33      (0.46)    (0.11)      1.80
                                            -------   -------   --------   -------   --------
Net increase/(decrease) in net assets
  resulting from investment operations....     0.47      0.81       0.00      0.30       2.21
Distributions:
Dividends from net investment income......    (0.44)    (0.44)     (0.41)    (0.39)     (0.41)
Distributions from net realized capital
  gains...................................       --        --         --     (0.23)     (1.44)
                                            -------   -------   --------   -------   --------
Total distributions.......................    (0.44)    (0.44)     (0.41)    (0.62)     (1.85)
                                            -------   -------   --------   -------   --------
Net asset value, end of year..............  $ 10.14   $ 10.11   $   9.74   $ 10.15   $  10.47
                                            =======   =======   ========   =======   ========
Market value, end of year.................  $  9.63   $  9.30   $   8.50   $  9.00   $  10.00
                                            =======   =======   ========   =======   ========
Total return++............................     8.35%    14.97%     (1.02)%   (4.08)%    32.73%
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL
  DATA:
Net assets, end of year (000).............  $53,036   $52,891   $ 50,961   $53,100   $ 54,796
Ratio of operating expenses to average net
  assets..................................     0.96%##    1.00%     0.86%     1.13%      1.23%
Ratio of operating expenses to average net
  assets without fees reduced by credits
  allowed by the custodian................     0.96%##    1.01%     0.87%       --         --
Ratio of net investment income to average
  net assets..............................     5.02%     4.91%      4.65%     3.99%      3.78%
Portfolio turnover rate...................       19%       43%        21%       57%       106%

---------------

++ Total return represents aggregate total return for the period indicated, assumes reinvestment of all distributions, and is based on market value at period end.

 # Per share amounts have been calculated using the monthly average shares method.

## The effect of the custodial expense offset (Note 2) on the operating expense ratio was less than .01%

                       SEE NOTES TO FINANCIAL STATEMENTS.

Nations Balanced Target Maturity Fund, Inc.

  NOTES TO FINANCIAL STATEMENTS


Nations Balanced Target Maturity Fund, Inc. (the "Company") is registered with the Securities and Exchange Commission as a diversified, closed-end management investment company under the Investment Company Act of 1940, as amended. The Company's investment objective is to seek long-term growth with income as a secondary consideration.

1.  SIGNIFICANT ACCOUNTING POLICIES

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make certain estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Company in the preparation of its financial statements.

Securities valuation: Securities traded on a recognized exchange or on NASDAQ are valued at the last sale price on the exchange or market on which such securities are primarily traded. Securities traded only over-the-counter are valued at the last sale price, or if no sale occurred on such day, at the mean of the current bid and asked prices. Certain securities may be valued using broker quotations or on the basis of prices provided by pricing services. Restricted securities, securities for which market quotations are not readily available, and certain other assets may be valued under procedures adopted by the Board of Directors. Short-term investments that mature in 60 days or less are valued at amortized cost, which approximates current market value.

Securities transactions and investment income: Securities transactions are recorded on trade date. Realized gains and losses are computed based on the specific identification of securities sold. Interest income, adjusted for accretion of discounts and amortization of premiums, is earned from settlement date and recorded on an accrual basis. Dividend income is recorded on the ex-dividend date.

Dividends and distributions to shareholders: It is the Company's policy to declare and pay distributions from net investment income quarterly to shareholders. The Company expects that all or a portion of net capital gains, if any, will be distributed to shareholders annually. The Company may elect to retain net long-term gains and pay corporate income tax thereon, which will result in federal tax consequences to shareholders. Income distributions and capital gain distributions are determined in accordance with federal income tax regulations which may differ from accounting principles generally accepted in the United States of America.

Federal income tax: The Company intends to continue to qualify as a regulated investment company by complying with the applicable requirements of the Internal Revenue Code of 1986, as amended, and by distributing substantially all of its earnings to its shareholders. Therefore, no provision is made for federal income or excise taxes.

2. INVESTMENT ADVISORY FEE, SUB-ADVISORY FEE, ADMINISTRATION FEE AND OTHER RELATED PARTY TRANSACTIONS

The Company has entered into an investment advisory agreement with Banc of America Advisors, LLC ("BA Advisors"), a wholly-owned subsidiary of Bank of America, N.A. ("Bank of America"), which in turn is a wholly-owned banking subsidiary of Bank of America Corporation, a bank holding company organized as a Delaware corporation. Pursuant to the investment advisory agreement, the Company pays BA Advisors a monthly fee equal to an annual rate of 0.30% of the Company's average weekly net investment in Zero Coupon (Stripped) U.S. Treasuries plus 0.75% of the Company's average weekly net assets in investments other than Zero Coupon (Stripped) U.S. Treasuries.

The Company and BA Advisors have entered into a sub-advisory agreement with Banc of America Capital Management, LLC ("BACAP"), a wholly-owned subsidiary of Bank of America, pursuant to which BACAP is entitled to receive a sub-advisory fee from BA Advisors at an annual rate of 0.15% of the Company's average weekly net investment in Zero Coupon (Stripped) U.S. Treasuries plus 0.25% of the Company's average weekly net assets in investments other than Zero Coupon (Stripped) U.S. Treasuries.

BA Advisors is also the Company's administrator. In its role as administrator, BA Advisors supervises the Company's overall day-to-day operations and provides certain administrative services. BA Advisors also maintains certain of the Company's books and records and furnishes, at its own expense, such clerical assistance, bookkeeping and other administrative services as the Company may reasonably require in the conduct of its business. As compensation for both the administrative services and the expenses assumed by BA Advisors, the

Nations Balanced Target Maturity Fund, Inc.

Company pays BA Advisors a monthly fee equal to an annual rate of 0.25% of the Company's average weekly net assets.

The Bank of New York ("BNY") serves as sub-administrator of the Company pursuant to an agreement with BA Advisors and provides certain administrative services in support of the operations of the Company. BNY's fees are paid out of the fees paid to BA Advisors by the Company for administrative services.

PFPC Inc. ("PFPC") serves as the transfer agent and dividend disbursing agent for the Company.

BNY serves as the custodian of the Company's assets. For the year ended March 31, 2002, expenses of the Company were reduced by $2,179 under expense offset arrangements with BNY. The Company could have invested a portion of the assets utilized in connection with the expense offset arrangements in an income producing asset if it had not entered into such arrangements.

No officer, director or employee of Bank of America, BA Advisors or BACAP, or any affiliate thereof, receives any compensation from the Company for serving as a Director or Officer of the Company.

3.  PURCHASES AND SALES OF SECURITIES

The aggregate cost of purchases and proceeds from sales of securities, excluding long-term U.S. government securities and short-term investments, for the year ended March 31, 2002, were $9,910,078 and $13,331,431, respectively.

There were no purchases and sales of long-term U.S. government securities for the year ended March 31, 2002.

4.  COMMON STOCK

At March 31, 2002, 1,000,000,000 shares of common stock, $0.001 par value were authorized.

The Board of Directors of the Company has approved a stock repurchase plan that gives the Company the flexibility to engage in repurchases of its outstanding common stock. Accordingly, shareholders are notified that, from time to time, the Company may purchase shares of its common stock in an open market when management believes that such purchases are appropriate in light of market conditions, including the presence of a market discount. There were no share repurchases during the year ended March 31, 2002 and the year ended March 31, 2001.

5.  INCOME TAXES

Information on the tax components of capital is as follows:

Cost of investments for tax purposes......  $48,816,281
Gross tax unrealized appreciation.........  $ 4,161,908
Gross tax unrealized depreciation.........  $  (110,742)
Net tax unrealized
  appreciation/(depreciation) on
  investments.............................  $ 4,051,166
Undistributed ordinary income.............  $ 1,005,674
Undistributed long-term gains/(accumulated
  capital loss)...........................  $  (817,791)

At March 31, 2002, the Company had available for federal income tax purposes unused capital losses expiring March 31, 2007 of $817,791. Management does not plan to distribute to shareholders any future net realized gains on investments until the capital loss carryforwards are used or expired. The Company utilized $173,476 of capital losses during the year.

The tax composition of dividends (other than return of capital dividends for the year) was as follows:

Ordinary income............................  $2,301,712
Long-term capital gains....................          --

Certain reclassifications are made to the Company's capital accounts to reflect income and gains available for distribution (or available capital loss carryforwards) under federal income tax regulations.

Nations Balanced Target Maturity Fund, Inc.

  REPORT OF INDEPENDENT ACCOUNTANTS

TO THE SHAREHOLDERS AND DIRECTORS OF NATIONS BALANCED TARGET MATURITY FUND, INC.

In our opinion, the accompanying statement of net assets, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Nations Balanced Target Maturity Fund, Inc. (the "Company") at March 31, 2002, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Company's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at March 31, 2002 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
New York, New York
May 17, 2002

Nations Balanced Target Maturity Fund, Inc.

  FUND GOVERNANCE


The Board of Directors (the "Board") of Nations Balanced Target Maturity Fund, Inc. (the "Company") oversees the Company to ensure that it is managed and operated in the interests of shareholders. All of the Directors are "independent," meaning that they have no affiliation with Bank of America, N.A., its affiliates, or the Company. The Directors bring distinguished backgrounds in government, business, academia and public service to their task of working with Company officers to establish the policies and oversee the activities of the Company.

The following table provides basic information about the Directors and Officers of the Company. The mailing address of each Director is c/o Nations Funds, 101 South Tryon Street, 33rd Floor, Charlotte, North Carolina 28255. Each Director serves a three-year term.

                                                                                                      NUMBER OF
                                                                                                     PORTFOLIOS
                                                                                                       IN FUND
                                                                                                       COMPLEX
                            POSITION HELD    TERM OF OFFICE AND LENGTH    PRINCIPAL OCCUPATION(S)     OVERSEEN
NAME, AGE AND ADDRESS      WITH THE COMPANY       OF TIME SERVED        DURING THE PAST FIVE YEARS   BY DIRECTOR
----------------------------------------------------------------------------------------------------------------
William H. Grigg           Director          Term of office:            Retired; Chairman Emeritus       95
Age: 69                                      through 2002.              since July 1997, Chairman
                                                                        and Chief Executive Officer
                                             Length of service:         through July 1997 -- Duke
                                             8 years                    Power Company
Thomas F. Keller           Director          Term of office:            R.J. Reynolds Industries         95
Age: 70                                      through 2003.              Professor of Business
                                                                        Administration, Fuqua
                                             Length of service: 8       School of Business, Duke
                                             years                      University
A. Max Walker              Director and      Term of office:            Independent Financial            95
Age: 80                    Chairman of the   through 2004.              Consultant
                           Board
                                             Length of service: 8
                                             years
Robert H. Gordon           President         Term of office:            President of the Company,       N/A
Age: 40                                      Indefinite                 Nations Government Income
                                                                        Term Trust 2004, Inc.,
                                             Length of service: 4       Nations Government Income
                                             years.                     Term Trust 2003, Inc. and
                                                                        Hatteras Income Securities,
                                                                        Inc. since March 1998.
                                                                        President and Director, BA
                                                                        Advisors (or its
                                                                        predecessors) since
                                                                        February 1998; Co-Chairman
                                                                        of the Board, BACAP since
                                                                        January 2000; Senior Vice-
                                                                        President, BA Advisors (or
                                                                        its predecessors) 1995-
                                                                        February 1998; Senior Vice
                                                                        President, Bank of America
                                                                        since 1993.


                               OTHER DIRECTORSHIPS
NAME, AGE AND ADDRESS           HELD BY DIRECTOR
-------------------------  ---------------------------
William H. Grigg           Director, The Shaw Group,
Age: 69                    Inc.; and Director and Vice
                           Chairman, Aegis Insurance
                           Services, Ltd. (a mutual
                           insurance company in
                           Bermuda).
Thomas F. Keller           Director, Wendy's
Age: 70                    International, Inc.
                           (restaurant operating and
                           franchising); Director,
                           Dimon, Inc. (tobacco); and
                           Director, Biogen, Inc.
                           (pharmaceutical
                           biotechnology).
A. Max Walker              None
Age: 80
Robert H. Gordon           N/A
Age: 40

Nations Balanced Target Maturity Fund, Inc.

  FUND GOVERNANCE


                                                                                                      NUMBER OF
                                                                                                     PORTFOLIOS
                                                                                                       IN FUND
                                                                                                       COMPLEX
                            POSITION HELD    TERM OF OFFICE AND LENGTH    PRINCIPAL OCCUPATION(S)     OVERSEEN
NAME, AGE AND ADDRESS      WITH THE COMPANY       OF TIME SERVED        DURING THE PAST FIVE YEARS   BY DIRECTOR
----------------------------------------------------------------------------------------------------------------
Edward D. Bedard           Chief Financial   Term of office:            Chief Financial Officer of      N/A
Age: 43                    Officer           Indefinite                 the Company, Nations
                                                                        Government Income Term
                                             Length of service: 5       Trust 2004, Inc., Nations
                                             years.                     Government Income Term
                                                                        Trust 2003, Inc. and
                                                                        Hatteras Income Securities,
                                                                        Inc. since 1997. Director
                                                                        of BA Advisors (or its
                                                                        predecessors) since 1997;
                                                                        Senior Vice President,
                                                                        Chief Operating Officer, BA
                                                                        Advisors (or its
                                                                        predecessors) since 1996;
                                                                        Chief Administrative
                                                                        Officer and Treasurer,
                                                                        BACAP since January 2000.
Gerald Murphy              Treasurer         Term of office:            Treasurer of the Company,       N/A
Age: 41                                      Indefinite                 Nations Government Income
                                                                        Term Trust 2004, Inc.,
                                             Length of service: 3       Nations Government Income
                                             years.                     Term Trust 2003, Inc. and
                                                                        Hatteras Income Securities,
                                                                        Inc. since 1999; Senior
                                                                        Vice President, BA Advisors
                                                                        (or its predecessors) since
                                                                        1998; Vice President,
                                                                        Citibank 1997-December
                                                                        1998; Director of Financial
                                                                        Administration, Playfair &
                                                                        Associates, LLC 1995-1997.
Robert B. Carroll          Secretary         Term of office:            Secretary of the Company,       N/A
Age: 42                                      Indefinite                 Nations Government Income
                                                                        Term Trust 2004, Inc.,
                                             Length of service: 5       Nations Government Income
                                             years.                     Term Trust 2003, Inc. and
                                                                        Hatteras Income Securities,
                                                                        Inc. since 1997; Associate
                                                                        General Counsel, Bank of
                                                                        America Corporation since
                                                                        1999; Assistant General
                                                                        Counsel, Bank of America
                                                                        Corporation 1996-1999.


                               OTHER DIRECTORSHIPS
NAME, AGE AND ADDRESS           HELD BY DIRECTOR
-------------------------  ---------------------------
Edward D. Bedard           N/A
Age: 43
Gerald Murphy              N/A
Age: 41
Robert B. Carroll          N/A
Age: 42

Nations Balanced Target Maturity Fund, Inc.

  DIVIDEND REINVESTMENT PLAN


The Company's Dividend Reinvestment Plan (the "Plan") offers an automatic way to reinvest dividends and capital gains distributions in shares of the Company.

PARTICIPATION

Shareholders of record will receive their dividends in cash unless they have otherwise instructed PFPC (the "Plan Agent"), acting as agent for each participant in the Plan, in writing. Such a notice must be received by the Plan Agent not less than 5 business days prior to the record date for a dividend or distribution in order to be effective with respect to that dividend or distribution. A notice which is not received by that time will be effective only with respect to subsequent dividends and distributions.

Shareholders who do not participate in the Plan will receive all distributions by check mailed directly to the shareholder by PFPC, as dividend paying agent. For federal income tax purposes, dividends are treated as income or capital gains, regardless of whether they are received in cash or reinvested in additional shares.

Participants may terminate their participation in the Plan by written notice to the Plan Agent. If the written notice is received at least 5 business days before the record date of any distribution, it will be effective immediately. If such notice is received after that date, it will be effective as soon as possible after the reinvestment of the dividend or distribution.

PRICING OF DIVIDENDS AND DISTRIBUTIONS

Whenever the Company's Board of Directors declares a dividend or other distribution payable in cash or, at the option of the Plan Agent, in shares of capital stock issued by the Company, the Plan Agent will elect on behalf of the participants to receive the dividend in authorized but unissued shares of capital stock if the net asset value per share (as determined by the investment advisor of the Company as of the close of business on the record date for the dividend or distribution) is equal to or less than 95% of the closing market price per share of the capital stock of the Company on the New York Stock Exchange (the "Exchange") on such record date plus estimated brokerage commissions. The number of such authorized but unissued shares to be credited to a participant's account will be determined as of the close of business on the record date for the dividend, by valuing such shares at the greater of the net asset value per share or 95% of the market price per share. The Plan Agent will credit each participant's account with the number of shares corresponding in value, as determined under the foregoing formula, to the amount such participant would have received in cash had such participant not elected to participate in this Plan.

DIVIDEND REINVESTMENT PLAN

If the net asset value per share is equal to or less than the closing market price per share of the capital stock of the Company on the Exchange on such record date plus estimated brokerage commissions but exceeds 95% of such closing market price plus estimated brokerage commissions, the Plan Agent may elect on behalf of all participants (i) to take the dividend in cash and as soon as practicable thereafter, consistent with obtaining the best price and execution, proceed to purchase in one or more transactions the shares of capital stock in the open market, at the then current price as hereinafter provided, and will credit each participant's account with the number of shares corresponding in value, as determined by the price actually paid on the open market for such shares including brokerage expenses, to the amount such participant would have received in cash had such participant not elected to participate in this Plan or
(ii) to receive the dividend in authorized but unissued shares of capital stock, in which case the Plan Agent will credit each participant's account with the number of shares corresponding in value (determined by valuing such shares at the greater of the net asset value per share or 95% of the market price per share, in each case as of the close of business on the record date for the dividend or distribution) to the amount such participant would have received in cash had such participant not elected to participate in this Plan.

If the net asset value per share is higher than the closing market price per share of the capital stock of the Company on the Exchange including estimated brokerage commissions on such record date, the Plan Agent will elect to take the dividend in cash and as soon as practicable, consistent with obtaining the best price and execution, the Plan Agent will proceed to purchase in one or more transactions the shares of capital stock in the open market, at the then current price as hereinafter provided. Each participant's account will be credited with the number of shares corresponding in value, as determined by the price actually paid on the open market for such shares including brokerage expenses, to the amount such participant would have received in cash had such participant not elected to participate in this Plan. Under such circumstances, in anticipation of receipt of a dividend in cash, the Plan Agent may purchase shares in the open market during the period between the record date and the payable date for the dividend or distribution.

Nations Balanced Target Maturity Fund, Inc.

The Plan has been amended to specifically authorize such anticipatory purchases.

If the Plan Agent elects to purchase shares in the open market, and if before the Plan Agent has completed its purchases the market price exceeds the net asset value per share, the average per share purchase price paid by the Plan Agent may exceed the net asset value of the Company's shares, resulting in the acquisition of fewer shares than if the dividend or distribution had been paid in shares issued by the Company. During certain market conditions, it may be impracticable or impossible to complete a market purchase program at prices that are below or not substantially in excess of net asset value, and, in such event, the Company may, in its discretion, issue the required shares.

NO SERVICE FEE TO REINVEST

There is no service fee charged to participants for reinvesting dividends or distributions from net realized capital gains. The Plan Agent's fees for the handling of the reinvestment of dividends and capital gains distributions will be paid by the Company. There will be no brokerage commissions with respect to shares issued directly by the Company as a result of dividends or capital gains distributions payable either in stock or cash. However, participants will pay a pro rata share of brokerage commissions incurred with respect to the Plan Agent's open market purchases in connection with the reinvestment of any dividends or capital gains distributions payable only in cash.

PLAN AGENT ADDRESS AND TELEPHONE NUMBER

You may obtain more detailed information by requesting a copy of the Plan from the Plan Agent. All correspondence (including notifications) should be directed to: Nations Balanced Target Maturity Fund, Inc., Dividend Reinvestment Plan, c/o PFPC Inc., P.O. Box 34602, Charlotte, NC 28234, 1.800.982.2271.

Nations Balanced Target Maturity Fund, Inc.

  TAX INFORMATION (UNAUDITED)

Of the ordinary income (including short-term capital gain) distributions made by the Company during the fiscal year ended March 31, 2002, 6.14% qualified for the dividends received deduction available to corporate shareholders.

PO Box 34602
Charlotte, NC 28254-4602
Toll free 1.800.982.2271




BTMAR (3/02)